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                                   EXHIBIT 32


     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of New Visual Corporation (the "Company") on Form 10-KSB for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brad Ketch, Chief Executive Officer and (Principal Financial and Accounting Officer), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATE: JANUARY 31, 2005

                                             BY: /S/ BRAD KETCH
                                                 ----------------------------
                                                 BRAD KETCH
                                                 CHIEF EXECUTIVE OFFICER (AND
                                                 PRINCIPAL FINANCIAL AND
                                                 ACCOUNTING OFFICER)


A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to New Visual Corporation and will be retained by New Visual Corporation and furnished to the Securities and Exchange Commission or its staff upon request.